                                                                    Exhibit 10.8

------------------------------------------------------------------------------------------------------------------------------------
             AWARD/CONTRACT            1. This Contract Is A Rated Order        Rating DOA6       Page 1 Of 17
                                          Under DPAS (15 CFR 700)       -->
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
2. Contract (Proc. Inst. Ident) No.    3. Effective Date              4. Requisition/Purchase Request/Project No.

 DAAA09-02-C-0015                                                                 SEE SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
5. Issued By                           Code  W52P1J        6. Administered By (If Other Than Item 5)             Code SUK12A
 HQ OSC                                     -------------     DCMC NORTHERN EUROPE                                    ----------
 AMSOS-CCM-L                                                  PCS 821, BOX 55
 CHRIS THOMPSON (309)782-4345                                 FPO, AE 09421-0055
 ROCK ISLAND, IL 61299-6000

 BLDG 350

e-mail address: THOMPSONC2@OSC.ARMY.MIL                                   SCD C     PAS NONE                  ADP PT FB5612
------------------------------------------------------------------------------------------------------------------------------------
7. Name And Address Of Contractor (No. Street, City, County, State, And Zip Code)    8. Delivery
   MECAR SA                                                                             [X] FOB Origin   [_] Other (See Below)
   RUE GRINFAUX 50                                                                 -------------------------------------------------
   PETIT-ROEULX-LEZ-NIVELLES 7181
   BELGIUM                                                                           9. Discount For Prompt Payment

                                                                                   -------------------------------------------------
                                                                                    10. Submit Invoices                       Item
 TYPE BUSINESS: Foreign Concern/Entity                                              (4 Copies Unless Otherwise Specified)       12
                                                                                    To The Address Shown In:
--------------------------------------------------------------------------------
Code B1094                                   Facility Code
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
11. Ship To/Mark For               Code   ______                       12. Payment Will Be Made By                      Code  HQ0349
    SEE SCHEDULE                                                       DFAS- KLEBER KASERNE EU/RFPT                          -------
                                                                       DCMA SECTION
                                                                       GEGE 3211, BLDG ZIMMER, RM 218-219
                                                                       MANNHEIM STRASSE
                                                                       67657 KAISERSLAUTERN, GERMANY

------------------------------------------------------------------------------------------------------------------------------------
13. Authority For Using Other Than Full And Open Competition:        14. Accounting And Appropriation Data
[X]10 U.S.C. 2304(c)(4    )   [_]  41 U.S.C. 253(c)(    )                ACRN: AA 9711 X8242SIO1X658251WGQ 00126EBSIS11173 W52P1J
------------------------------------------------------------------------------------------------------------------------------------
15A. Item No.      15B. Schedule Of Supplies/Services        15C. Quantity       15D. Unit       15E. Unit Price         15F. Amount
------------------------------------------------------------------------------------------------------------------------------------
SEE SCHEDULE                     CONTRACT TYPE:                    KIND OF CONTRACT:
                                   Firm-Fixed-Price                  Supply Contracts and Priced Orders
                                                                                                                     FMS REQUIREMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                                        15G. Total Amount Of Contract             $129,399,196.80
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                                                        16. Table Of Contents
------------------------------------------------------------------------------------------------------------------------------------
(X)  Section             Description                 Page(s) (X)    Section            Description                         Page(s)
------------------------------------------------------------------------------------------------------------------------------------
                  Part I - The Schedule                             Part II - Contract Clauses
------------------------------------------------------------------------------------------------------------------------------------
X       A      Solicitation/Contract Form             1       X        I       Contract Clauses                             13
------------------------------------------------------------------------------------------------------------------------------------
X       B      Supplies or Services and Prices/Costs  4             Part III - List Of Documents, Exhibits, And Other Attachments
------------------------------------------------------------------------------------------------------------------------------------
X       C      Description/Specs./Work Statement      7       X        J       List of Attachments                          14
------------------------------------------------------------------------------------------------------------------------------------
X       D      Packaging and Marking                  8             Part IV - Representations And Instructions
------------------------------------------------------------------------------------------------------------------------------------
X       E      Inspection and Acceptance              9                K       Representations, Certifications, and
----------------------------------------------------------
X       F      Deliveries or Performance              10      X                Other Statements of Offerors                 15
------------------------------------------------------------------------------------------------------------------------------------
X       G      Contract Administration Data           11      X        L       Instrs., Conds., and Notices to  Offerors    16
------------------------------------------------------------------------------------------------------------------------------------
X       H      Special Contract Requirements          12      X        M       Evaluation Factors for Award                 17
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                                    Contracting Officer Will Complete Item 17 Or 18 As Applicable
------------------------------------------------------------------------------------------------------------------------------------
17.[_] Contractor's Negotiated Agreement (Contractor is                 18.[X] Award (Contractor is not required to sign this
required to sign this document and return _________ copies              document.) Your offer on Solicitation Number _______________
to issuing office.) Contractor agrees to furnish and                    including the additions or changes made by you which
deliver all items or perform all the services set forth or              additions or changes are set forth in full above, is hereby
otherwise identified above and on any continuation sheets               accepted as to the items listed above and on any
for the consideration stated herein. The rights and                     continuation sheets. This award consummates the contract
obligations of the parties to this contract shall be                    which consists of the following documents: (a) the
subject to and governed by the following documents:                     Government's solicitation and your offer, and (b) this
(a) this award/contract, (b) the solicitation, if any,                  award/contract. No further contractual document is
and (c) such provisions, representations, certifications,               necessary.
and specifications, as are attached or incorporated by
reference herein. (Attachments are listed herein.)
------------------------------------------------------------------------------------------------------------------------------------
19A. Name And Title Of Signer (Type Or Print)                           20A. Name Of Contracting Officer
                                                                             GARY L. MEYER
                                                                             MEYERG@OSC.ARMY.MIL (309)782-4942
------------------------------------------------------------------------------------------------------------------------------------
19B. Name of Contractor                      19c. Date Signed           20B. United States Of America         20C. Date Signed

By ________________________________________                             By _____________________________________
   (Signature of person authorized to sign)                                 (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                    25-106                             Standard Form 26 (Rev. 4-85)
PREVIOUS EDITIONS UNUSABLE                     GPO : 1985 0 - 478-632                      Prescribed By GSA-FAR (4.8 CFR) 53.214(a)

CONTINUATION SHEET             Reference No. of Document Being Continued                  Page 2 of 17
                                PIIN/SIIN     DAAA09-02-C-0015   MOD/AMD

Name of Offeror or Contractor: MECAR SA


SECTION A - SUPPLEMENTAL INFORMATION

For Local Clauses See: http://www.osc.army.mil/ac/aais/ioc/clauses/index.htm

Regulatory Cite Title Date

A-1 AMC AMC-LEVEL PROTEST PROGRAM OCT/1996
***
(End of clause)

(AM7010)

A-2 52.222-1100 10 U.S.C. 4543 PILOT PROGRAM JAN/2000
OSC

Congressional language in Section 141 of the 1998 Defense Authorization Act (10
U.S.C. 4543 Pilot Program) allows "not more than three Army industrial facilities" to sell manufactured articles and services in support of DoD weapon systems without regard to availability from domestic sources. The three Army industrial facilities in this program are McAlester Army Ammunition Plant, McAlester, OK, Rock Island Arsenal, Rock Island, IL, and Watervliet Arsenal,
Watervliet, NY.

These facilities cannot submit offers as the prime contractor on this solicitation, but in accordance with the above-described pilot program can act as a subcontractor to potential prime contractors when the statutory requirements (10 U.S.C. 4543) are met.

If you are interested in obtaining information about their capabilities, please contact the following:

McAlester Army Ammunition Plant

Mr. Paul McDaniel, Attn: SOSMC-MO
McAlester, Oklahoma 74501-9002
(918) 420-6452
mcdanpd@mcalestr-emh3.army.mil

Rock Island Arsenal
Mr. Earl Fox, Attn: SIORI-AP
Rock Island, Illinois 61299-5000
(309) 782-7625
siori-co-bd@ria.army.mil

Watervliet Arsenal

Mr. Michael Flaherty, Attn: SOSWV-ODP
Waterlviet, New York 12189-4050
(518) 266-3918
flaherty@wva.army.mil

(End of Clause)

(AS7010)

A-3 52.246-4501 CONTRACTOR PERFORMANCE CERTIFICATION PROGRAM APR/1997
OSC

***
(End of clause)

(AS7000)

A-4 52.252-4500 FULL TEXT CLAUSES SEP/1997

CONTINUATION SHEET        Reference No. of Document Being Continued             Page 3 of 17
PIIN/SIIN     DAAA09-02-C-0015   MOD/AMD
Name of Offeror or Contractor: MECAR SA

1. The entire body of full text regulatory and command unique clauses and provisions will no longer be included in solicitations or contracts. These clauses and provisions have the same force and effect as if the entire full text was included in the solicitation/contract. Where text has been removed three astericks are put in its place (***).

2. You can view or obtain a copy of the clauses and provisions on the internet at: www.osc.army.mil/ac/aais/osc/clauses/index.htm. Click on command unique first to locate the clause. If it is not located under command unique click on regulatory to find.

3. All full text clauses have a 6 or 7 as the third digit of the clause number (i.e. AS7000).

(End of clause)

(AS7001)

1. The purpose of this contract is to satisfy the following 90mm Ammunition:

[CONFIDENTIAL TREATMENT REQUESTED]*

*These rounds shall be used for pilot lot acceptance in Belgium

2. The above requirements will be produced by:

MECAR
RUE Grinfaux, 50
B-7181 Petit-Roeulx-lez-Nivelles
Seneffe, Belgium

3. The following terms and conditions apply to this order:

(1) The contractor certifies that the contract price (including any subcontracts awarded hereunder) does not include any direct or indirect costs of sales commissions or fees for contractor sales representative for the solicitation or promotion or otherwise to secure the conclusion of the sale of any of the supplies or services called for by this contract to the Government of Saudi Arabia.

(2) Initial support, associated equipment, parts and training, will be 100 percent contractor furnished.

(3) The U.S. Government is not liable for any reports of discrepancies for these items.

(4) The designed payment office for this effort is DFAS Europe. Payments shall be accomplished by check versus electronic payment.

                         *** END OF NARRATIVE A 001 ***

CONTINUATION SHEET          Reference No. of Document Being Continued           Page 4 of 17
PIIN/SIIN     DAAA09-02-C-0015   MOD/AMD
Name of Offeror or Contractor: MECAR SA

ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT

MOD/AMD

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001 Supplies or Services and Prices/Costs

0001AA PRODUCTION QUANTITY          EA       [CONFIDENTIAL TREATMENT REQUESTED]*

NSN: 0000-00-000-0000
NOUN: [CONFIDENTIAL TREATMENT REQUESTED]*
SECURITY CLASS: Unclassified
PRON: J5252D18M2 PRON AMD: 01 ACRN: AA
AMS CD: WGQ001
FMS CASE IDENTIFIER: SI WGQ

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC SUPPL

REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD
001 BSIA4520529003 BZ2WGQ L BSIA00 3
PROJ CD BRK BLK PT
BSI002

DEL REL CD QUANTITY DEL DATE
001       [CONFIDENTIAL TREATMENT REQUESTED]*31-MAR-2003
002       [CONFIDENTIAL TREATMENT REQUESTED]*30-OCT-2003

FOB POINT: Origin [CONFIDENTIAL TREATMENT REQUESTED]*

SHIP TO: Contact DCMA for shipping instructions

MARK FOR: US ARMY PROGRAM MANAGER
FOR SANG MODERNIZATION
DAMMAN SAUDI ARABIA

0002 Supplies or Services and Prices/Costs

0002AA PRODUCTION QUANTITY           EA      [CONFIDENTIAL TREATMENT REQUESTED]*

NSN: 0000-00-000-0000
NOUN: [CONFIDENTIAL TREATMENT REQUESTED]*
SECURITY CLASS: Unclassified
PRON: J5253D19M2 PRON AMD: 01 ACRN: AA
AMS CD: WGQ001
FMS CASE IDENTIFIER: SI WGQ

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC SUPPL
REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD
001 BSIA4520529004 BZ2WGQ L BSIA00 3

CONTINUATION SHEET            Reference No. of Document Being Continued              Page 5 of 17
PIIN/SIIN     DAAA09-02-C-0015   MOD/AMD
Name of Offeror or Contractor: MECAR SA

ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT

PROJ CD BRK BLK PT
BSI002

DEL REL CD QUANTITY DEL DATE
001      [CONFIDENTIAL TREATMENT REQUESTED]*     31-MAR-2003
002      [CONFIDENTIAL TREATMENT REQUESTED]*     31-DEC-2003

FOB POINT: Origin

SHIP TO: Contact DCMA for shipping instructions

MARK FOR: US ARMY PROGRAM MANAGER
FOR SANG MODERNIZATION
DAMMAN SAUDI ARABIA

0003 Supplies or Services and Prices/Costs

0003AA PRODUCTION QUANTITY           EA      [CONFIDENTIAL TREATMENT REQUESTED]*

NSN: 0000-00-000-0000
NOUN: [CONFIDENTIAL TREATMENT REQUESTED]*
SECURITY CLASS: Unclassified
PRON: J5250D16M2 PRON AMD: 01 ACRN: AA
AMS CD: WGQ001
FMS CASE IDENTIFIER: SI WGQ

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC SUPPL
REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD
001 BSIA4520529001 BZ2WGQ L BSIA00 3
PROJ CD BRK BLK PT
BSI002

DEL REL CD QUANTITY DEL DATE
001    [CONFIDENTIAL TREATMENT REQUESTED]*   30-JUN-2004

FOB POINT: Origin

SHIP TO: Contact DCMA for shipping instructions

MARK FOR: US ARMY PROGRAM MANAGER
FOR SANG MODERNIZATION
DAMMAN SAUDI ARABIA

0004 Supplies or Services and Prices/Costs
0004AA PRODUCTION QUANTITY           EA      [CONFIDENTIAL TREATMENT REQUESTED]*
NSN: 0000-00-000-0000

CONTINUATION SHEET               Reference No. of Document Being Continued                   Page 6 of 17
PIIN/SIIN     DAAA09-02-C-0015   MOD/AMD
Name of Offeror or Contractor: MECAR SA

ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT

NOUN: [CONFIDENTIAL TREATMENT REQUESTED]*
SECURITY CLASS: Unclassified
PRON: J5251D17M2 PRON AMD: 01 ACRN: AA
AMS CD: WGQ001
FMS CASE IDENTIFIER: SI WGQ

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC SUPPL
REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD
001 BSIA4520529002 BZ2WGQ L BSIA00 3
PROJ CD BRK BLK PT
BSI002

DEL REL CD QUANTITY DEL DATE
001      [CONFIDENTIAL TREATMENT REQUESTED]*     31-JAN-2005

FOB POINT: Origin

SHIP TO: Contact DCMA for shipping instructions

MARK FOR: US ARMY PROGRAM MANAGER
FOR SANG MODERNIZATION
DAMMAN SAUDI ARABIA

CONTINUATION SHEET                  Reference No. of Document Being Continued              Page 7 of 17
PIIN/SIIN     DAAA09-02-C-0015   MOD/AMD
Name of Offeror or Contractor: MECAR SA

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

For Local Clauses See: http://www.osc.army.mil/ac/aais/ioc/clauses/index.htm

Regulatory Cite Title Date

C-1 52.210-4501 DRAWINGS/SPECIFICATION MAR/1988
OSC

In addition to the drawing(s) and/or specifications listed below, other documents which are part of this procurement and which apply to Preservation/Packaging/Packing and Inspection and Acceptance are contained elsewhere.

The following drawing(s) and specifications are applicable to this procurement.

Specification -   [CONFIDENTIAL TREATMENT REQUESTED]*
Specification -   [CONFIDENTIAL TREATMENT REQUESTED]*
Specification -   [CONFIDENTIAL TREATMENT REQUESTED]*
Specification -   [CONFIDENTIAL TREATMENT REQUESTED]*

(CS6100)

C-2 52.247-4504 TRANSPORTATION SECURITY REQUIREMENTS FOR
CONTRACTOR-TO-CONTRACTOR MAY/1993 OSC SHIPMENTS
***
(End of statement of work)
(CS7115)

CONTINUATION SHEET          Reference No. of Document Being Continued                         Page 8 of 17
PIIN/SIIN     DAAA09-02-C-0015   MOD/AMD
Name of Offeror or Contractor: MECAR SA

SECTION D - PACKAGING AND MARKING
The contractor is responsible to ensure packaging of hazardous material is in compliance with the Performance Oriented Packaging requirement of CFR Title 49.
The international Civil Aviation Organization (ICAO) technical instructions, or the International Maritime Dangerous Goods code (IMDG), all of which comply with the United Nations (UN) Recommendations on the Transport of Dangerous Goods. All exterior containers shall be marked and labeled in accordance with the above applicable requirements for the modes of transportation this material will be shipped enroute to its final destination. The contractor is responsible for the applicable Performance Oriented Packaging test requirements and shall retain the documentation attesting to the data resulting from these tests.

Packaging and Marking Requirements are contained in Attachment 003 (See Section
J).

AMSTA-AR Form 377, Preservation, Packaging and Packing Instructions M690A1,
M691A2, M692A2 and M697 cartridges are contained in Attachment 004 (See Section
J)

*** END OF NARRATIVE D 001 ***

CONTINUATION SHEET                      Reference No. of Document Being Continued                   Page 9 of 17
PIIN/SIIN     DAAA09-02-C-0015   MOD/AMD
Name of Offeror or Contractor: MECAR SA

SECTION E - INSPECTION AND ACCEPTANCE

For Local Clauses See: http://www.osc.army.mil/ac/aais/ioc/clauses/index.htm

The following Federal Acquisition Regulation (FAR), DoD FAR Supplement clauses and provisions, the full text of which will be made available upon request, are incorporated herein by reference with the same force and effect as if set forth in full text.

The text of the clauses incorporated by reference herein are available from the contract specialist indicated in block 7 of the Standard Form 33 or (as applicable) the contracting officer and will be furnished upon request. Other documents are available as indicated in the schedule.

Any company/individual wishing to purchase a copy of the Federal Acquisition
Regulation (FAR), the Army FAR Supplement or the DOD FAR Supplement, may do so from the Superintendent of Documents, US Government Printing Office, Washington
DC 20402

(EA7001)

Acceptance will be at the Contractor's plant.

Government Procurement Quality Assurance (PQA) actions will be accomplished by the Government's authorized Quality Assurance Representative (QAR) at:
Contractor's plant.

*** END OF NARRATIVE E 001 ***

CONTINUATION SHEET             Reference No. of Document Being Continued                           Page 10 of 17
PIIN/SIIN     DAAA09-02-C-0015   MOD/AMD
Name of Offeror or Contractor: MECAR SA

SECTION F - DELIVERIES OR PERFORMANCE

For Local Clauses See: http://www.osc.army.mil/ac/aais/ioc/clauses/index.htm

The following Federal Acquisition Regulation (FAR), DoD FAR Supplement clauses and provisions, the full text of which will be made available upon request, are incorporated herein by reference with the same force and effect as if set forth in full text.

The text of the clauses incorporated by reference herein are available from the contract specialist indicated in block 7 of the Standard Form 33 or (as applicable) the contracting officer and will be furnished upon request. Other documents are available as indicated in the schedule.

Any company/individual wishing to purchase a copy of the Federal Acquisition
Regulation (FAR), the Army FAR Supplement or the DOD FAR Supplement, may do so from the Superintendent of Documents, US Government Printing Office, Washington
DC 20402.

(FA7001)

Regulatory Cite Title Date
F-1 52.242-15 STOP-WORK ORDER AUG/1989
F-2 52.242-17 GOVERNMENT DELAY OF WORK APR/1984
F-3 52.247-30 F.O.B. ORIGIN, CONTRACTOR'S FACILITY APR/1984

Ship the contracted quantity of 90mm Ammunition from Belgium to the Kingdom of Saudi Arabia.

1. a. Logistics and Transportation Services Incorporated (LTSI) is the freight forwarder designated by the FMS customer.

b. MECAR shall provide LTSI status reports of production in accordance with the established production schedule. Prior to production of materiel, MECAR shall provide LTSI a Specification Data Sheet - 90mm Ammunition detailing each
CLIN/production-lot. MECAR shall also provide LTSI a view and packaging specification data sheet - 90mm Ammunition detailing the manner in which the materiel is packaged in accordance with International Standards for export and surface shipment.

c. Ten (10) days prior to materiel being offered, MECAR will advise the DCMC
(UK) Transportation Officer (TO) that materiel is ready for shipment.

d. The TO will issue a Notice of Availability/Shipment (NOA), DD Form 1348-5, to
LTSI. Following USG acceptance of the materiel, the TO will provide LTSI a copy of the signed Material Inspection and Receiving Report, DD Form 250.

e. Upon receipt of the NOA, LTSI will coordinate transportation and or storage directly with the contractor. LTSI will provide the TO a copy of shipping instructions and transit documents, including identification of the carrier(s), the part of debarkation, the port of embaration, the receiving activity, and the ultimate destination. Material will be delivered EX WORKS Contractor's facility, Seneffe, Belgium.

*** END OF NARRATIVE F 001 ***

CONTINUATION SHEET                        Reference No. of Document Being Continued             Page 11 of 17
PIIN/SIIN     DAAA09-02-C-0015   MOD/AMD
Name of Offeror or Contractor: MECAR SA

SECTION G - CONTRACT ADMINISTRATION DATA

JOB

LINE PRON/ OBLG ORDER ACCOUNTING OBLIGATED
ITEM AMS CD ACRN STAT ACCOUNTING CLASSIFICATION NUMBER STATION AMOUNT
0001AA J5252D18M2 AA 2 9711 X8242SIO1X658251WGQ 00126EBSIS11173 2BPD18 W52P1J $  [CONFIDENTIAL TREATMENT REQUESTED]*
WGQ001

0002AA J5253D19M2 AA 2 9711 X8242SIO1X658251WGQ 00126EBSIS11173 2BPD19 W52P1J $  [CONFIDENTIAL TREATMENT REQUESTED]*
WGQ001

0003AA J5250D16M2 AA 2 9711 X8242SIO1X658251WGQ 00126EBSIS11173 2BPD16 W52P1J $  [CONFIDENTIAL TREATMENT REQUESTED]*
WGQ001

0004AA J5251D17M2 AA 2 9711 X8242SIO1X658251WGQ 00126EBSIS11173 2BPD17 W52P1J $  [CONFIDENTIAL TREATMENT REQUESTED]*
WGQ001

TOTAL $ 129,399,196.80

SERVICE ACCOUNTING OBLIGATED
NAME TOTAL BY ACRN ACCOUNTING CLASSIFICATION STATION AMOUNT
Army AA 9711 X8242SIO1X658251WGQ 00126EBSIS11173 W52P1J $ 129,399,196.80
TOTAL $ 129,399,196.80

G.1. CONTRACTOR'S REMIT-TO ADDRESS FOR PAYMENT OF INVOICES
Payment shall be made to the remit-to address shown on the invoice as authorized by the contractor.

G.2. CONTRACTOR'S INVOICES
Request for payment: Submit public vouchers to the Finance Officer found in Block 12 of Standard Form 26 (Contract Award Document).

*** END OF NARRATIVE G 001 ***

CONTINUATION SHEET            Reference No. of Document Being Continued                Page 12 of 17
PIIN/SIIN     DAAA09-02-C-0015   MOD/AMD
Name of Offeror or Contractor: MECAR SA

SECTION H - SPECIAL CONTRACT REQUIREMENTS

For Local Clauses See: http://www.osc.army.mil/ac/aais/ioc/clauses/index.htm

The following Federal Acquisition Regulation (FAR), DoD FAR Supplement clauses and provisions, the full text of which will be made available upon request, are incorporated herein by reference with the same force and effect as if set forth in full text.

The text of the clauses incorporated by reference herein are available from the contract specialist indicated in block 7 of the Standard Form 33 or (as applicable) the contracting officer and will be furnished upon request. Other documents are available as indicated in the schedule.

Any company/individual wishing to purchase a copy of the Federal Acquisition
Regulation (FAR), the Army FAR Supplement or the DOD FAR Supplement, may do so from the Superintendent of Documents, US Government Printing Office, Washington
DC 20402.

(HA7001)

Regulatory Cite Title Date

H-1 246.671 DFARS MATERIAL INSPECTION AND RECEIVING REPORTS (DD FORM 250) JAN/1995

Material Inspection and Receiving Report (DD Form 250), required to be prepared and furnished to the Government under the clause of this contract entitled
`Material Inspection and Receiving Report', will be distributed by the Contractor in accordance with DOD FAR Supplement Appendix F, Part 4.

Send copies to:

1. Purchasing Office

SEE BLOCK 6 OF THE AWARD FORM

2. Contract Administration Office

SEE BLOCK 7 OF THE AWARD FORM

3. Send additional copies to:

U.S. Army Security Assistance Command
ATTN: AMCPM-NGW (Room 201)
5870 21st Street, Building 216
Ft. Belvoir, VA 22060

Logistics & Transportation Service Inc
1119 Wilso Drive, Desoto Business Park

Baltimore, MD 21223-3230

(End of clause)

(HA6025)

CONTINUATION SHEET             Reference No. of Document Being Continued            Page 13 of 17
PIIN/SIIN     DAAA09-02-C-0015   MOD/AMD
Name of Offeror or Contractor: MECAR SA

SECTION I - CONTRACT CLAUSES

For Local Clauses See: http://www.osc.army.mil/ac/aais/ioc/clauses/index.htm

Regulatory Cite Title Date I-1 52.202-1 DEFINITIONS DEC/2001 I-2 52.203-3
GRATUITIES APR/1984

I-3 52.203-5 COVENANT AGAINST CONTINGENT FEES APR/1984
I-4 52.203-7 ANTI-KICKBACK PROCEDURES JUL/1995
I-5 52.211-5 MATERIAL REQUIREMENTS AUG/2000
I-6 52.232-1 PAYMENTS APR/1984
I-7 52.232-17 INTEREST JUN/1996
I-8 52.232-25 PROMPT PAYMENT MAY/2001
I-9 52.233-1 DISPUTES DEC/1998
I-10 52.242-2 PRODUCTION PROGRESS REPORTS APR/1991
I-11 52.242-13 BANKRUPTCY JUL/1995
I-12 52.243-1 CHANGES - FIXED PRICE AUG/1987
I-13 52.243-7 NOTIFICATION OF CHANGES APR/1984
I-14 52.249-2 TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)
SEP/1996 I-15 52.249-8 DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) APR/1984 I-16
252.223-7002 SAFETY PRECAUTIONS FOR AMMUNITION AND EXPLOSIVES MAY/1994 DFARS
I-17 252.223-7003 CHANGE IN PLACE OF PERFORMANCE - AMMUNITION AND EXPLOSIVES
DEC/1991 DFARS I-18 252.242-7000 POSTAWARD CONFERENCE DEC/1991 DFARS I-19
252.246-7000 MATERIAL INSPECTION AND RECEIVING REPORT DEC/1991 DFARS

CONTINUATION SHEET             Reference No. of Document Being Continued             Page 14 of 17
PIIN/SIIN     DAAA09-02-C-0015   MOD/AMD
Name of Offeror or Contractor: MECAR SA

SECTION J - LIST OF ATTACHMENTS

List of Number

Addenda Title Date of Pages Transmitted By
Exhibit A DD 1423 011
Exhibit B GUIDANCE SHEET INCLUDING DOCUMENT SUMMARY LIST 003 Attachment 001
SCOPE OF WORK 013 Attachment 002 MECAR LETTER- TERMINATION FOR CONVENIENCE
25-FEB-02 001 Attachment 003 SECTION D - PRESERVATION, PACKAGING AND
INSTRUCTIONS FOR 002 M690A1, M691A2, M69A2 AND M697 CARTRIDGES Attachment 004
AMSTA-AR FORM 377, PRESERVATION, PACKAGING AND PACKING 018 INSTRUCTIONS M690A1,
M691A2, M692A2 AND M697 CARTRIDGES (TBD)

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
CONTINUATION SHEET       Reference No. of Document Being Continued            Page 15 of 17
PIIN/SIIN     DAAA09-02-C-0015   MOD/AMD
Name of Offeror or Contractor: MECAR SA

SECTION K - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS

For Local Clauses See: http://www.osc.army.mil/ac/aais/ioc/clauses/index.htm

Regulatory Cite Title Date
K-1 52.215-6 PLACE OF PERFORMANCE OCT/1997

(a) The offeror or respondent, in the performance of any contract resulting from this solicitation, intends, does not intend to use one or more plants or facilities located at a different address from the address of the offeror or respondent as indicated in this proposal or response to request for information.

(b) If the offeror or respondent check "intends" in paragraph (a) of this provision, it shall insert in the following spaces the required information:

PLACE OF PERFORMANCE NAME AND ADDRESS OF OWNER
(STREET ADDRESS, CITY AND OPERATOR OF THE PLANT
STATE, COUNTY, ZIP-CODE) OR FACILITY IF OTHER THAN
                        OFFEROR OR RESPONDENT

(End of provision)

(KF7035)
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

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
CONTINUATION SHEET            Reference No. of Document Being Continued                Page 16 of 17
PIIN/SIIN     DAAA09-02-C-0015   MOD/AMD
Name of Offeror or Contractor: MECAR SA

SECTION L - INSTRUCTIONS, CONDITIONS, AND NOTICES TO OFFERORS

For Local Clauses See: http://www.osc.army.mil/ac/aais/ioc/clauses/index.htm

Regulatory Cite Title Date

L-1 52.204-6 DATA UNIVERSAL NUMBERING SYSTEM (DUNS) NUMBER JUN/1999

L-2 52.211-14 NOTICE OF PRIORITY RATING FOR NATIONAL DEFENSE USE SEP/1990

Any contract awarded as a result of this solicitation will be a DO rated order certified for national defense use under the Defense Priorities and Allocations System (DPAS)(15 CFR 700), and the Contractor will be required to follow all of the requirements of this regulation.

(End of Provision)

(LF6019)

L-3 52.216-1 TYPE OF CONTRACT APR/1984

The Government contemplates award of a firm fixed price contract resulting from this solicitation.

(End of Provision)
(LF6008)
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

CONTINUATION SHEET
Reference No. of Document Being Continued Page 17 of 17
PIIN/SIIN     DAAA09-02-C-0015   MOD/AMD
Name of Offeror or Contractor: MECAR SA

SECTION M - EVALUATION FACTORS FOR AWARD
For Local Clauses See: http://www.osc.army.mil/ac/aais/ioc/clauses/index.htm

The following Federal Acquisition Regulation (FAR), DoD FAR Supplement clauses and provisions, the full text of which will be made available upon request, are incorporated herein by reference with the same force and effect as if set forth in full text.

The text of the clauses incorporated by reference herein are available from the contract specialist indicated in block 7 of the Standard Form 33 or (as applicable) the contracting officer and will be furnished upon request. Other documents are available as indicated in the schedule.

Any company/individual wishing to purchase a copy of the Federal Acquisition Regulation (FAR), the Army FAR Supplement or the DOD FAR Supplement, may do so from the Superintendent of Documents, US Government Printing Office, Washington DC 20402.

MA7001

* [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24 B-2.